ITEM 77Q1(A)  MATERIAL AMENDMENTS TO THE REGISTRANT'S CHARTER OR BY-LAWS

Incorporated by reference to exhibit (a)(6) to post-effective amendment no. 15 to the Registrant's registration statement filed on Form Type 485BPOS on March 12, 2001 (Accession No. 0001127563-01-000042) and exhibit (a)(7) to post-effective amendment no. 16 to the Registrant's registration statement filed on Form Type 485BPOS on April 30, 2001 (Accession No. 0000927016-01-500442).